                                                                   Exhibit 32.1



  Certification of Principal Executive Officer and Principal Financial Officer
           Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002





The undersigned, the Chief Executive Officer and Chief Financial Officer of Sage Life Assurance of America, Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





By:        /s/ Mitchell R. Katcher
           Name:  Mitchell R. Katcher
           Title: Chief Executive Officer

By:        /s/ Gregory S. Gannon
           Name: Gregory S. Gannon
           Title:   Chief Financial Officer

Date:      November 14, 2003


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